                            THE ARMADA ADVANTAGE FUND

                          Supplement dated May 31, 2001
                       to the Prospectus Dated May 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

    Delete the information presented on page 24 of The Armada Advantage Fund prospectus and replace it with the following Financial Highlights for the Armada
                              Advantage Bond Fund.

ARMADA ADVANTAGE BOND FUND

                                                                     YEAR ENDED DECEMBER 31,

                                                 -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  THE YEAR                                          2000         1999         1998         1997          1996
                                                    ----         ----         ----         ----          ----
Net asset value, beginning of year                  $9.72       $ 10.92      $ 10.70      $ 10.33      $ 10.50
                                                    -----       -------      -------      -------      -------

INVESTMENT ACTIVITIES

    Net investment income                           0.67         0.96         0.51         0.48          0.36
    Net realized and unrealized gains/(losses)      0.07        (1.19)        0.20         0.30         (0.18)
     from investments                               ----        ------        ----         ----         ------

        Total from investment operations            0.74        (0.23)        0.71         0.78          0.18
                                                    ----        ------        ----         ----          ----

LESS DISTRIBUTIONS

    Dividends from net investment income           (0.78)       (0.83)       (0.49)       (0.41)        (0.35)
    Distributions from net realized capital          -          (0.14)         -            -             -
     gains                                         ------       ------       ------       ------        -----

        Total distributions                        (0.78)       (0.97)       (0.49)       (0.41)        (0.35)
                                                   ------       ------       ------       ------        ------
Net asset value, end of year                        $9.68       $ 9.72       $10.92       $10.70        $10.33
                                                   ------       ------       ------       ------        ------
TOTAL RETURN                                        7.84%       (1.96)%       6.71%        7.69%        1.83%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year(000)                   $6,438       $7,470       $12,337      $11,856       $9,754
    Ratio of expenses to average net assets         1.71%        1.29%        1.44%        1.36%        1.29%
    Ratio of net investment loss to average         5.45%        5.25%        5.00%        5.36%        5.32%
     net assets
    Ratio of expenses to average net assets          (a)          (a)         1.50%         (a)          (a)
     before fee waivers
    Portfolio turnover rate                         127%         242%         190%         144%          492%
---------------------------------------------------------------------------------------------------------------

(a) There were no waivers or reimbursements during this period.


                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.